Dover Analyst and Investor Meeting September 14, 2020 Richard Tobin, President and Chief Executive Officer Karl Buscher, President, PSG Janel Wittmayer, President, CPC Exhibit 99.1

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19) on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2019 and Form 10-Q for the second quarter of 2020, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included in this presentation.

Richard Tobin CEO & President Dover Corporation Today’s Speakers Karl Buscher President Pumps Solutions Group (part of DPPS) Janel Wittmayer President Colder Products Company (part of DPPS)

Corporate Update

Dover Highlights

- **Strong Businesses:** Premium franchises that partner with customers for innovative equipment and components, consumable supplies, aftermarket parts, software and digital solutions, and support services
- **Global Scale:**
  - ~$7B annual revenue
  - 23,000+ employees worldwide
  - 18 operating companies
- **Consistent and Attractive Value Creation:** Leading shareholder returns; strong and stable through-cycle FCF(1)

Performance Update

- **H1 performance reflects portfolio quality and execution:**

	Organic Revenue Change(1)	Decremental Margin(1)
DOVER	-10%	18%
Peer(2) Median	-11%	28%

- **Trajectory continues to improve:** Q3 showing expected sequential improvement vs. Q2
- **On track to deliver FY 2020 guidance:**
  - Reported EPS: $4.16-$4.41
  - Adjusted EPS(1): $5.00-$5.25
  - Decremental margin(1): 20-25%

Note: (1) Non-GAAP measures (definitions and/or reconciliations in appendix).
(2) Peer Group includes: MMM, AME, CSL, EMR, ETN, FTV, HON, IEX, IR, ITW, JCI, ROP. Source: Capital IQ. IR excluded from the *Median Decremental Margin* calculation due to March 2020 merger.

DOVER 4

Performance Update Demand conditions improving but not back to “normal”; order trends continuing upward trajectory from second quarter: August book-to-bill(1) >1 Latest backlog(1) up year-over-year, providing confidence for remainder of 2020 and start of 2021 Trends continue to vary by market; longer-cycle businesses continue to perform and expected to deliver in H2 Robust activity in above-ground retail fueling, heat exchangers, can making, biopharma and medical Constructive trading in marking & coding, food retail, vehicle aftermarket, plastics & polymers Margin management remains robust – expect favorable decremental performance Note: (1) See performance measure definitions in appendix.

Delivering on Capital Allocation Priorities

	2020 Priorities and Results YTD
1 Invest Organically ▪ High-confidence organic investments – Capacity for growth – Digitization, e-commerce – Innovation and R&D – Productivity and automation	▪ Completed CPC greenfield facility expansion ▪ DFR automation project (piloting in Q3) ▪ Capacity and capability expansions at Precision Components, SWEP and Belvac underway
2 Grow through Acquisitions ▪ Ample opportunity to acquire in core markets ▪ Possible larger deals if high fit ▪ Strict strategic fit and financial discipline criteria ▪ Priorities: DPPS, DII, DFS; software, recurring revenue, product adjacencies	▪ ~$240M deployed year-to-date: – Systech (software, M-I) – Soft-pak (software, ESG) – em-tec (biopharma/medical flow meters, PSG) – VHSS (damage scanning technology, VSG) – Solaris (laser marking & coding, M-I) – Xantec (IoT/control solutions, Maag) ▪ Robust current pipeline – aim to continue completing deals
3 Return Capital ▪ Dividend: Grow and target ~30% payout ▪ Share Repurchases if investment opportunities do not materialize; will not let cash build	▪ Increased dividend for the 66th consecutive year ▪ Opportunistic repurchase of shares

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Pumps & Process Solutions Performance Stands Out

Segment	LTM[2] Revenue	Organic Revenue Change[1] '17 – '19[3]	Organic Revenue Change[1] H1 '20	LTM[2] Adj. EBIT Margin[1]	% Recurring Revenue (est.)
$B					
Engineered Products	1.6	6%	(11%)	17%	~15%
Fueling Solutions	1.5	7%	(9%)	16%	~35%
Imaging & Identification	1.0	3%	(9%)	21%	~70%
Pumps & Process Solutions	1.3	**6%** ✓ Robust growth	**(5%)** ✓ Resilient	**23%** ✓ High-margin	**~35%** ✓ Predictable
Refrigeration & Food Equipment	1.3	(3%)	(13%)	7%	~15%
Total Dover	**6.8**	**4%**	**(10%)**	**17%[4]**	**~30%**

Note: (1) Non-GAAP measures (definitions and reconciliations in appendix).
(2) Last twelve month period ending June 30, 2020.
(3) Annualized organic revenue change over the 2017 through 2019 period.
(4) For consolidated Dover, Adjusted EBIT represents Adjusted Segment EBIT excluding corporate costs.

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Pumps & Process Solutions Segment Overview Operating Companies Business Mix Common Characteristics Highly-engineered content serving high-criticality applications Component products with favorable cost-to-value-in-use dynamics Specified applications catering to loyal professional customers; co-development model Installed-base-driven replacement demand: Predictable retrofit sales across large installed base Parts and aftermarket Consumable-like demand for single-use applications Clear secular tailwinds in multiple markets Fragmented end-markets with large total addressable markets, runway for expansion and growth Revenue by End-Market Oil & Gas Hygienic & Life Sciences Plastics & Polymers Industrial Applications Revenue by Product Parts Equipment & Components Service Consumables 2020E 2020E

DPPS Hygienic and Life Sciences is a ~$300M Platform within a $2B+ High Growth Market; Other Logical Adjacencies Available

Brand and Product Description		Key End-Markets			
		Sanitization	Thermal mgmt.	Consumer & Industrial	Biopharma & Medical
CPC	Sterile connecters, couplings, fittings	✓	✓	✓	✓
em·tec	Non-invasive flowmeters				✓
QUATTROFLOW Fluid Systems	Quaternary diaphragm pumps				✓
HYDRO a DOVER company	Liquid and chemical dispensing solutions	✓			
MOUVEX BLACKMER	Eccentric disc pumps			✓	
WILDEN	Air-operated double-diaphragm pumps			✓	

PSG

Focus of Today's Discussion

DPPS Hygienic and Life Sciences Platform serves diverse and growing end-markets

DOVER 9

Multiple Vectors to Grow Organically and Inorganically New Markets and Applications Expanded Product Offerings Current core: ~$300M sales in a $2B+ TAM New Markets (e.g., dialysis, cell and gene therapy, thermal mgmt., semiconductor) Expand Application Set with New Technologies (e.g., disposable and single-use pumps for food & beverage) Enhanced Offering to Current Channels (e.g., flow sensors, seal-less pumps, integrated pump/ control systems) Strengthen the core with scale, coverage Expand TAM

~$200M Biopharma & Medical Business Built Up Organically and Inorganically Biopharma and Medical Revenue, $M 2005 2012 2020 2018 2016 2013 2009 2017 Acquired Single-Use Connector Launch Acquired Genderless Connector Launch Integrated Pump & Drive Launch EZ-Set Launch Addressing Single-Use Growth New Facility New Facility Acquired ~$200M Product mix improvement contributing >150bps to overall segment earnings margin accretion in ’17-’20E

Biopharma Platform Growth Drivers

Biologics Growing 2x Faster than Traditional Pharma

- **Efficacy:** Successes with widespread diseases (e.g., cancer, diabetes, multiple sclerosis) driving adoption
- **Revenue Opportunity for Manufacturers:** 8 of 20 top grossing drugs are biologics (despite being only ~25% of total industry)
- **New Drug Pipeline:** Large and growing pipeline including emerging cell and gene therapies
- **Faster Approval Process:** Streamlined regulatory approvals for breakthrough drugs
- **Vaccines / COVID-19:** Secular growth in vaccines and near-term COVID spending

Single-use Model Growing Share within Biopharma Manufacturing

- **Increasing Adoption:** 75% of new projects in the industry incorporate single-use
- **Growing Standardization:** major drug manufacturers driving standardization in single-use specs
- **Key Advantages vs. Stainless Steel:**
  - ↑ Convenience and flexibility
  - ↑ Speed to market
  - ↑ Changeover efficiency
  - ↑ Environmental sustainability
  - ↓ Upfront capital expenditures
  - ↓ Operating costs
  - ↓ Risk of cross-contamination

Dover's platform is established as a mission-critical component provider to fast-growing single-use biopharma applications

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Key Components Dover Products Embedded Early Across Manufacturing Value Chain Maintaining cell viability throughout the process dictates strict performance requirements: cleanliness/sterility, gentle transfer, leak-proofing, etc. R&D and Process Development Clinical Manufacturing Commercial Manufacturing

Platform Built Around Logical Adjacencies and Customer Needs Dover’s biopharma businesses collaborate across sales, marketing, product development and strategic planning to drive customer intimacy and innovation Quattroflow Single Use Pump Heads em-tec Ultrasonic Flowmeters CPC HFCs Connectors

Business Overview: Quattroflow and em-tec

em-tec / Quattroflow Video Presentation Video Presentation

Key Facts Quattroflow: Overview Key Products Multi-use pumps Single-use pumps 10x Revenue Growth Technology Unique quaternary diaphragm pump that mimics human heartbeat Safe, reliable and efficient method to transfer bio materials Business Mix Revenue by Product Revenue by End Market Duisburg, Germany History HQ Founded in 2000 Acquired by Dover in 2012

Tech Overview No dead-legs or mechanical seal; full containment Low pulsation, easy flow and pressure control Proportional flow characteristic Self-priming and safe dry run Key Attributes Flexible: Single-use and multi-use applications Scalable: Flow ranges support process development to commercial production Purity: Minimum particle generation Consistency: Maintain low pulsation flow under dynamic system pressure conditions Gentle Treatment: Low shear and heat input for cell viability Limited products for select niche applications Quattroflow: Technology Overview and Key Advantages Developed standardized products and applications increasing overall addressable market and adoption in OEM single use systems Pre-Acquisition (2012) Under Dover Ownership

Quattroflow: Product Overview QF30 QF150 QF1200 QF2500 QF4400 QF10k QF20k Application Product Flow Rate (Liters per Hour) x3 10 Liters per Hour x18 x120 x250 x500 x1000 x1600 R&D and Process Development Clinical Manufacturing Commercial Manufacturing Illustrative Size Quattroflow works with customers in early development stages and serves as a “one-stop shop” across the commercialization process

Quattroflow: Overview of Primary and New Growth Applications Chromatography Inline- buffer dilution Virus Filtration TFF Concentration/ Diafiltration Buffer and Media Preparation Bioreactor / Separator Column Packing Virus Inactivation / pH Adjustment Clarification/ depth filtration Secondary / Growing Applications Primary / Established Applications

em-tec: Overview Revenue by Product Revenue by End Market 2x Flow sensors Flow controllers Ultrasonic Transit-Time Method Flow Measurement Non-invasive, gentle, and simple flow measurement technology Key Facts Key Products Revenue Growth Technology Business Mix Finning, Germany History HQ Founded in 1989 Acquired by Dover in 2020 (1) Note: (1) Represents pre-acquisition actual results.

em-tec: Technology and Product Overview Compatible with all common tube designs Reusable and long-lasting Allows for custom calibration Electronic memory for easy changeovers Easily cleaned using common disinfectants Seamless integration into existing systems Simultaneous measurement of multiple flow channels Compact, space-savings Bench-Top design Real-time accurate flow rate monitoring Ultrasonic Transit-Time Flow Method em-tec Product Attributes Clamp-On Transducers Flow Measurement Flowmeter Non- Invasive No interference with the contents or flow of the product Eliminates contamination risk Gentle Treatment No additional shear-stress on cells Easy Installation Quick and easy installation em-tec Application em-tec: Overview of Current Biopharma Applications Flow measurement on flexible tubes Chromatography/filtration flow monitoring Upstream feed control Fillings Evaluation and upscaling Process equipment control (pumps or valves) Lab Scale Industrial Scale Single-use equipment flow measurement Adding media to bioreactors Process equipment control Chromatography, filtration, fillings, process evaluation, upscaling, research, etc. Key Applications

Business Overview: CPC

CPC: Overview Revenue Breakdown Revenue by End Market Roseville, MN 4x Sterile connectors Couplings Highly-engineered, easy-to-use, flexible products Key Facts Key Products Revenue Growth Technology Business Mix Couplings/connectors for flexible tubing for low-pressure applications at critical points of connection History HQ Founded in 1978 Acquired by Dover in 2005

CPC: Facility Overview and Plant Tour Video Presentation

CPC: History and Evolution of Offerings



Plastic couplings launch
Steam-Thru launch
Dover Acquires
CPC
AseptiQuik launch
Class 7 Cleanroom; LQ6 & AQG launch
Facility expansion; AQL1" launch
1978
1982
1995
2002
2003
2005
2007
2009
2010
2013
2019
2020
CPC
Founded
Medical grade couplings launch
NS4 launch
Added Suzhou industrial park
Small order e-commerce launch
PLQ2 launch

Biopharma Development

'02: Customer requests CPC support to connect a disposable bio bag to a stainless steel bioreactor. CPC launches Steam-Thru.

'09: Building on market knowledge, CPC launches AseptiQuik, which allows sterile connections in non-sterile environments.

'13: CPC launches genderless AseptiQuik, simplifying customer design & integration and reducing inventory cost.

'18: Industry consolidation, standardization, growth in biopharma. Demand from related markets (CGT) for sterile connectors.

DOVER

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CPC: Product Overview Biopharma Sterile Connectors Medical Hybrid and Full- Line Couplings Thermal Leak-free Sealed Connectors Key Product Key Applications Biologics Vaccines Cell and gene therapies Dialysis Lab machines Ventilators Laser surgery Disinfectant systems High-performance computing Data centers Electric vehicle infrastructure

CPC: Biopharma Offering Overview and Key Attributes CPC Connectors on Bioreactor Fluid Transfer Manifolds Tech Overview CPC single-use connectors secure aseptic links in a wide variety of biopharma environments Key Attributes Reliable and Robust: 25+ years of expertise in biopharma connector design and manufacturing Easy Installation and Use: quick and easy set-up; reduces risk of operator error Flexible: works in many environments, wide range of applications Genderless Design: simplifies system design and integration, inventory management and operator training OEM Agnostic: preserves end-customer choice Supply Chain Assurance: redundant manufacturing, tool cavitation projects, intimate strategic partnerships with suppliers

CPC: Growing Opportunity in Thermal Applications Growth of computing leads to the use of low-flow couplings for electronics cooling Air conditioning no longer effective for certain electronics requiring new cooling techniques Industry rapidly standardizing led by cloud computing and social network infrastructure CPC develops NS4, anticipating variety of applications CPC custom-designs LQ series; broadly commercializes following success CPC has a seat at the table; moving towards robust thermal plastic connectors Past (c. 1990s) Present Future

Questions & Answers

Appendix

H1 2020 and Annualized ’17-’19 Organic Revenue Bridge Reconciliation of Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) 1H 2020 Segment Growth Factors 1H '20 Revenue % Organic Engineered Products -0.111 Fueling Solutions -8.9% Imaging & Identification -9.2% Pumps & Process Solutions -0.05 Refrigeration & Food Equipment -0.128 Total Organic -9.5% Acquisitions .8% Dispositions -0.7% Currency translation -1.4% Total Organic -0.108 FY 2019 Geographic Revenue Growth Factors ($ in millions) US Asia Other Total Total Organic 3.6% 2.4% 2.3% 3.8% Acquisitions 1.6% 1.1% -0.4% .8% Dispositions 0.0% -2 -7.8% -0.5% Currency translation 0.0% -2.8% -5.0999999999999997 -2.1% Total Organic 5.2% -0.5% -0.11 2.1% FY 2017 FY 2018 FY 2019 2017-2019 (annualized) Organic Engineered Products 6.7% 6.6% 5.4% 6.2% Fueling Solutions -0.5% 9.9% 0.105 6.5% Imaging & Identification 4.6% 4.6% 1.2% 3.5% Pumps & Process Solutions 7.3% 7.4% 3.9% 6.2% Refrigeration & Food Equipment 3.4% -7.9% -2.7% -2.5% Total Organic 4.6% 3.7% 3.8% 4.3% Acquisitions 0.109 .5% .8% 3.9567546986374547 Dispositions -3.1% -2.5% -0.5% -2.4% Currency translation .5% ..8% -0.02 -0.2% Total Organic 0.129 2.5% 2.1% 5.7% 100 106.69999999999999 113.7422 119.8842788 6.2% 100 99.5 109.3505 120.8323025 6.5% 100 104.60000000000001 109.41160000000001 110.72453920000001 3.5% 100 107.3 115.2402 119.73456779999999 6.2% 100 103.4 95.231400000000008 92.660152199999999 -2.5% 100 104.60000000000001 108.47020000000001 112.59206760000001 4.3% 100 110.9 111.4545 112.346136 3.9567546986374547 100 96.899999999999991 94.477499999999992 94.005112499999996 -2.4% 100 100.49999999999999 101.30399999999999 99.27791999999998 -0.2% 100 112.9 115.7225 118.15267249999998 5.7%

Reconciliation of Last Twelve Months (“LTM”) Segment Revenue and Decremental Margin Reconciliation of Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Decremental Margin ($ in millions) 1H '20 1H '19 ∆ Corp Total Dover Revenue 3,155 3,535 -,380 Net Earnings 301.04500000000002 303.79000000000002 -2.7450000000000045 Add back: Corporate expense 51.408000000000001 55.378 -3.9699999999999989 Interest expense, net 53.988 61.726999999999997 -7.7389999999999972 Income tax expense 69.284000000000006 84.266999999999996 -14.98299999999999 Segment earnings (EBIT) 475.72500000000002 505.16199999999998 -29.436999999999955 Adjustments: Rightsizing and other costs 21.885000000000002 9.6579999999999995 12.227000000000002 Loss on assets held for sale 0 46.945999999999998 -46.945999999999998 Gain on dispositions -5.77 0 -5.77 Adjusted EBIT - Segment 491.84000000000003 561.76599999999996 -69.925999999999931 Decremental Margin 0.18401578947368402 Reconciliation of Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) LTM Revenue by Segment ($ in millions) Q3 '19 Q4 '19 Q1 '20 Q2 '20 LTM Corp Total Dover Engineered Products 427 422 408 342 1,599 Fueling Solutions 412 445 360 326 1,543 Imaging & Identification 275 274 257 228 1,034 Pumps & Process Solutions 341 328 320 309 1,298 Refrigeration & Food Equipment 370 306 312 294 1,282 Total Dover 1,825 1,776 1,656 1,499 6,756

Note: Numbers may not add due to rounding Reconciliation of Last Twelve Months (“LTM”) Adjusted Segment EBIT Margin Note: (1) Adjustments include rightsizing and other costs and (gain)/loss on dispositions. LTM Adjusted EBIT ($ in millions) Q3 '19 Q4 '19 Q1 '20 Q2 '20 LTM Corp Total Dover Net earnings 206 168 176 125 675 Add back: Corporate expense 29 40 24 27 120 Interest expense, net 30 29 26 28 113 Income tax expense 52 29 37 32 150 Loss on extinguishment of debt 0 24 0 0 24 Segment earnings (EBIT) 317 290 264 212 1,083 Engineered Products 74.367000000000004 73.222999999999999 69.093999999999994 47.701999999999998 264.38599999999997 Fueling Solutions 68.069000000000003 73.936999999999998 53.497999999999998 47.215000000000003 242.71899999999999 Imaging & Identification 61.655000000000001 57.222999999999999 51.481999999999999 38.045999999999999 208.40600000000001 Pumps & Process Solutions 77.433000000000007 71.379000000000005 66.078999999999994 67.701999999999998 282.59300000000002 Refrigeration & Food Equipment 35.210999999999999 14.439 23.529 11.459 84.638000000000005 Adjustments¹: Engineered Products 0.59 1.355 0 4 5.9450000000000003 Fueling Solutions 0.81100000000000005 1.554 1.4930000000000001 1 4.8580000000000005 Imaging & Identification 0 4.3920000000000003 0 -1 3.3920000000000003 Pumps & Process Solutions 0.94299999999999995 3.8679999999999999 3.8460000000000001 5 13.657 Refrigeration & Food Equipment 0.84 2.2429999999999999 -5.51 7 4.5730000000000004 Adjusted EBIT - Segment 320.22000000000003 303.63299999999998 263.79899999999998 228.12100000000001 1,115.7730000000001 Engineered Products 74.956999999999994 74.578000000000003 69.093999999999994 51.701999999999998 270.33100000000002 Fueling Solutions 68.88 75.491 54.991 48.215000000000003 247.57699999999997 Imaging & Identification 61.956000000000003 61.615000000000002 51.481999999999999 37.045999999999999 212.09899999999999 Pumps & Process Solutions 78.376000000000005 75.247 69.924999999999997 72.701999999999998 296.25 Refrigeration & Food Equipment 36.051000000000002 16.681999999999999 18.018999999999998 18.459 89.211000000000013 Adjusted EBIT Segment Margin 0.17542985024748747 0.17100410061112115 0.15930478115437824 0.15216435706305134 0.165152901124926 Engineered Products 0.17567127345677996 0.17668785493106906 0.16928165425323399 0.15100765231613997 0.16902892357867541 Fueling Solutions 0.16727825552676379 0.16972965924113928 0.15276041579856769 0.14767454325487375 0.16044984569201393 Imaging & Identification 0.22520528226993666 0.22452809561985276 0.20050240492278934 0.1624988485680573 0.20507101136936065 Pumps & Process Solutions 0.22961472093561497 0.2293780178510462 0.2188329327524911 0.23520923987770748 0.22823293395458916 Refrigeration & Food Equipment 9.7% 5.4% 5.8% 6.3% 6.9590620465856443

  Range 2020 Guidance for Earnings per Share (GAAP) $4.16   $4.41 Acquisition-related amortization, net   0.71-   Rightsizing and other costs, net   0.16- Gain on disposition, net   (0.03)   2020 Guidance for Adjusted Earnings per Share (Non-GAAP) $5.00   $5.25 Reconciliation of EPS to Adjusted EPS

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, a 2019 loss on assets held for sale and a 2020 gain on disposition. Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares. Total segment earnings (EBIT): is defined as net earnings before income taxes, net interest expense and corporate expenses. Total segment earnings (EBIT) margin: is defined as total segment earnings (EBIT) divided by revenue. Adjusted EBIT by Segment: is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, a 2019 loss on assets held for sale and a 2020 gain/loss on disposition. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference between adjusted EBIT margin for the current period and the prior period. Decremental Margin: is defined as the change in total adjusted segment earnings (EBIT) divided by the change in revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Organic Revenue Change: is defined as revenue growth/decline excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures.

Performance Measure Definitions Definitions of Performance Measures: Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future. Book-to-bill is a ratio of the amount of bookings received from customers during a period divided by the amount of revenue recorded during that same period. This metric is a useful indicator of demand. We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.